RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS 2024 INVESTOR DAY June 13 | NYC Exhibit 99.2

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS Welcome and Opening Remarks Calene Candela VP, Investor Relations 2

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS Safe Harbor and Non-GAAP Financial Measures 3 Note Regarding Forward-looking Statements: Certain statements and information included in this news release are “forward-looking statements” under the Federal Private Securities Litigation Reform Act of 1995, including our expectations regarding: our forecast; outlook; long-term targets; market trends and economic environment, such as rental demand, utilization, economic growth, freight environment, used vehicle sales and rental, volumes in our omnichannel retail vertical, and total addressable market; the freight cycle, including timing and the impact of the freight cycle on our businesses; total and operating revenue, earnings per share, comparable earnings per share, adjusted ROE (ROE), earnings before income tax, net cash from operating activities from continuing operations, debt-to- equity, capital expenditures, operating cash flow, free cash flow, compound annual growth rate, and the causes of change; execution of our balanced growth strategy; the impact of inflationary pressures, such as inflationary cost recovery; expectations with respect to offerings, including ChoiceLease and RyderElectric+, amongst others; timing of OEM deliveries and vehicle production; our actions to increase returns and create long-term value; our ability to outperform prior cycles; expectations regarding long-term profitable growth and secular trends; expectations and benefits from strategic initiatives, including lease pricing and maintenance cost savings initiatives, our ability to leverage a multi-client network, and to deploy flexible operating structure; expectations regarding customer operations; expectations regarding used vehicle inventory and fleet size; our ability to redeploy rental vehicles and leverage our expanded retail used vehicle network; our ability to execute our enhanced asset management playbook; our ability to support organic growth, including growing our contractual lease, dedicated, and supply chain businesses at targeted returns; expectations regarding strategic investments and acquisitions, including the acquisitions of Cardinal Logistics and Impact Fulfillment Services and expected integration timeline and synergies; expectations regarding cross-border capabilities; expectations regarding Ryder technologies; and expectations regarding our ability to return capital to shareholders, including through share repurchases and dividends. Our forward-looking statements also include our estimates of the impact of residual value estimates on earnings and depreciation expense that is based in part on our current assessment of the residual values and useful lives of revenue-earning equipment based on multi-year trends and our outlook for the expected near- and long-term used vehicle market. A variety of factors, many of which are outside of our control, could cause residual value estimates to differ from actual used vehicle sales pricing, such as changes in supply and demand of used vehicles; volatility in market conditions; changes in vehicle technology; competitor pricing; regulatory requirements; driver shortages; customer requirements and preferences; and changes in underlying assumption factors. All of our forward-looking statements should be evaluated by considering the many risks and uncertainties inherent in our business that could cause actual results and events to differ materially from those in the forward-looking statements. Important factors that could cause such differences include: changes in general economic and financial conditions in the U.S. and worldwide; the ongoing supply chain and labor challenges and vehicle production constraints, including OEM delays; the effect of geopolitical events; our ability to adapt to changing market conditions, including lower than expected contractual sales, decreases in commercial rental demand or utilization, poor acceptance of rental pricing, declining market demand for or excess supply of used vehicles impacting current or estimated pricing, and our anticipated proportion of retail versus wholesale sales; declining customer demand for our services; higher than expected maintenance costs; lower than expected benefits from our cost-savings initiatives; our ability to effectively and efficiently integrate acquisitions into our business; lower than expected benefits from our sales, marketing, and new product initiatives; setbacks in the economic market or in our ability to retain profitable customer accounts; impact of changing laws and regulations; difficulty in obtaining adequate profit margins for our services; inability to maintain current pricing levels due to, for example, economic conditions, business interruptions, expenditures, labor disputes, and severe weather or other natural occurrences; competition from other service providers; changes in technology and new entrants; professional driver and technician shortages resulting in higher procurement costs and turnover rates; impact of supply chain disruptions; higher than expected bad debt reserves or write-offs; decrease in credit ratings; increased debt costs; adequacy of accounting estimates; our ability to effectively and efficiently integrate acquisitions into our business; higher than expected reserves and accruals particularly with respect to pension, taxes, insurance, and revenue; impact of changes in our residual value estimates and accounting policies, including our depreciation policy; unanticipated changes in fuel and alternative energy prices; unanticipated currency exchange rate fluctuations; fluctuations in inflation or interest rates; our ability to manage our cost structure; and the risks described in our filings with the Securities and Exchange Commission (SEC). The risks included here are not exhaustive. New risks emerge from time to time, and it is not possible for management to predict all such risk factors or to assess the impact of such risks on our business. Accordingly, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Note Regarding Non-GAAP Financial Measures: This presentation includes certain non-GAAP financial measures as defined under SEC rules, including: Comparable Earnings Measures, including comparable earnings from continuing operations; comparable earnings per share from continuing operations; and comparable earnings before income tax. Additionally, our adjusted ROE (ROE) measure is calculated based on adjusted earnings items. Operating Revenue Measures, including operating revenue, operating revenue growth and EBT as a percentage of operating revenue, in each case for Ryder and its business segments. Cash Flow Measures, including total cash generated and free cash flow. Refer to Appendix - Non-GAAP Financial Measures for reconciliations of the non-GAAP financial measures contained in this presentation to the most comparable GAAP measure. Additional information regarding non-GAAP financial measures as required by Regulation G and Item 10(e) of Regulation S-K can be found in our most recent Form 10-K, Form 10-Q, and Form 8-K filed with the SEC as of the date of this presentation, which are available at http://investors.ryder.com. All amounts subsequent to January 1, 2017, have been recast to reflect the impact of the lease accounting standard, ASU2016-02, Leases. Amounts throughout the presentation may not be additive due to rounding.

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS Agenda 4 Welcome and Opening Remarks Calene Candela VP, Investor Relations Ryder Next Horizon: Transformation Unleashed Robert Sanchez Chairman & CEO Disrupting and Leading the Industry with Practical Innovation Karen Jones EVP, CMO, & Head of New Product Development Supply Chain Solutions: Perfecting Supply Chains with Vertical Expertise and Integrated Solutions Steve Sensing President, Supply Chain Solutions & Dedicated Transportation Solutions Q&A Session + Break Dedicated Transportation Solutions: Accelerating Scale and Density Steve Martin EVP, Dedicated Transportation Solutions Fleet Management Solutions: Enhancing Returns and the Customer Experience Tom Havens President, Fleet Management Solutions Clear Financial Strategy to Deliver Enhanced Returns John Diez EVP & CFO Ryder Next Horizon: Invest with Us Robert Sanchez Chairman & CEO Q&A Session Leadership Luncheon & Solutions Showcase 8:30 am 9:45 am 10:20 am 11:30 am 12:00 pm

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS Ryder Next Horizon: Transformation Unleashed ROBERT SANCHEZ Chairman & Chief Executive Officer 5

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS Video: Behind the Scenes in Daily Life 6

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS Key Messages 7 Note: Includes Non-GAAP Financial Measures, such as ROE. Please see Appendix – Non-GAAP Financial Measures for the reconciliation to the GAAP Financial Measure. Industry leader driving outperformance through the cycle with complementary portfolio addressing customers' needs01 Achieved significant transformative milestones reflecting execution of balanced growth strategy 02 Next phase of strategy focused on accelerating profitable growth supported by operational excellence and customer-centric innovation 03 Transformed business model and strategic initiatives support increased long-term Adjusted ROE (ROE) target04

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS Ryder 2023 Snapshot (NYSE: R) 21% 18% 15% 13% 10% 7% 5% 5% 6% Food & Beverage Retail & Consumer Goods Transportation & Logistics Automotive Industrial Housing Technology Business & Personal Services Other DIVERSIFIED CUSTOMER BASE1 8 1933 Founded $11.8B Total Revenue2 ~47,500 Employees3 ~41,000 Commercial Customers ~760 Maintenance Locations >100M sq. ft. Warehouse Space2 248,900 Vehicles Managed4 $10B Freight Under Management 1 As % of Operating Revenue (a non-GAAP financial measure) as of 12/31/2023. Please see Appendix – Non-GAAP Financial Measures for the reconciliation to the GAAP Financial Measure. 2 This amount results from continuing operations. 3 Full-time employees as of 12/31/2023. 4 2023 average vehicle count. Leading Provider of Outsourced Logistics and Transportation Solutions in North America

Complementary Business Segments Provide Broad Range of Value-added Solutions


FMS
Vehicle leasing and rental, maintenance, and support services
DTS
Drivers, routing, scheduling, and administration
SCS
Distribution / transportation management, dedicated transportation, brokerage, e-commerce, and last mile

BUSINESS SEGMENT SYNERGIES & RELATED BENEFITS

Equipment & Maintenance
~34K DTS / SCS vehicles are leased and maintained by FMS

Cost and operating efficiencies

Asset Management
Redeployed ~6,700 vehicles in 2023

Manage rental utilization, cost, and operating efficiencies

Revenue Synergies
~50% of new sales in DTS are from FMS upsell opportunities

FMS upsell increases revenue 4-5x and margin 2-3x on same vehicle investment

DTS / SCS Shared Resources
Technology • driver recruiting
logistics engineering • brokerage
FMS shop footprint

Scale and cost efficiencies

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS
Ryder Ever better.
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RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS Culture Grounded in Our Vision, Mission, and Values 10 Vision and Values Fundamental to Enabling Our Ability to Grow Profitably OUR VALUES Trustworthy Integrity anchors us in everything we do. We live by our word and actions. We work together to perform our best and hold ourselves accountable. Determined We use our expertise to ensure our customers achieve their goals every day. We develop optimal solutions for both conventional and complex problems. We are never satisfied with the status quo. Responsible Our priority on safety, sustainability, and charitable giving, makes the communities where we live and work thrive. VISION To perfect the supply chains that drive our economy MISSION To responsibly deliver innovative supply chain and transportation solutions that are reliable, safe, and efficient, enabling our customers to deliver on their promises

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS 11 In 2019, We Announced Our Balanced Growth Strategy

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS Implemented and Executed Transformative Actions 12 Accelerated Growth in Higher-return SCS and DTS with Moderate Growth and Increased Returns in FMS  Lowered residual value estimates; reduced reliance on used vehicle proceeds to achieve returns and likelihood of losses on used vehicles sold  Exited sub-performing FMS UK business  Enhanced Asset Management Playbook resulted in higher returns vs. prior cycles  Strengthened SCS and DTS contracts to facilitate cost pass-throughs  Drove value-based pricing discipline across all segments  Achieved $100M+ in annual maintenance cost savings  Expanded retail used vehicle sales vs. wholesale  Enhanced rental truck-tractor mix  Maintained strong balance sheet  Completed strategic acquisitions (Midwest, Whiplash, Baton, Dotcom, IFS, and Cardinal)  Added and enhanced capabilities in SCS  Increased scale and density in DTS  Returned capital to shareholders De-risk and Optimize the Model Enhance Returns and Free Cash Flow Drive Long-term Profitable Growth

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS We Have Transformed 13 Note: Includes Non-GAAP Financial Measures, such as Comparable EPS and ROE. Please see Appendix – Non-GAAP Financial Measures for the reconciliation to the GAAP Financial Measure. Expected Post-transformation Trough Returns (2024F) to be Well Above Pre-transformation Peak Returns (2018) 2018: Pre-transformation Freight Cycle Peak 2024F: Ryder Today Expected Freight Cycle Trough CHANGE (∆) Revenue Mix $8.4B ~$13B +16 pts (SCS / DTS) Comparable EPS $5.95 $11.75 – $12.50 ~2X ROE 13% 15.5% – 16.5% +250 – 350 bps SCS 3-year Revenue CAGR 16% 20% +400 bps Operating Cash Flow $1.7B $2.4B +40% 56% 44% 40% 60% FMS SCS / DTS

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS Structural Changes Have Significantly Improved Earnings 14 Well-Positioned for Structurally Higher Quality Earnings Note: Includes Non-GAAP Financial Measures, such as Comparable EPS. Please see Appendix – Non-GAAP Financial Measures for the reconciliation to the GAAP Financial Measure. 1 Represents high end of $11.75 - $12.50 comparable EPS forecast range 2018 Comparable EPS Prior Cycle Peak SCS / DTS Profitable Growth +$2.50 $5.95 FMS New maintenance initiative, lease pricing, growth KEY EARNINGS DRIVERS Shares / Other +$2.60 +$1.45 $12.501 2024F Comparable EPS Expected Cycle Trough

Significant Growth Opportunities within Large Total Addressable Markets



$256B
~18% Outsourced[1]
Supply Chain Solutions
$1.4T
Addressable Market[1]
$29B
~4% Outsourced[1]
Dedicated Transportation Solutions
$660B
Addressable Market[1]
$20B
~25% Outsourced[1]
Fleet Management Solutions
$80B
Addressable Market[1]

Well-positioned for Continued Growth At or Above Market

Outsourced Non-outsourced

[1] Sources: Polk / IHS, Armstrong & Associates, Ryder estimates.

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS

Ryder Ever better.

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RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS Secular Trends Are Driving Demand for Outsourcing 16 Providing Solutions that Address Growing Challenges in Transportation and Logistics DYNAMIC SUPPLY CHAINS LABOR CONSTRAINTS INCREASING COSTS AND COMPLEXITY; GOVERNMENT INCENTIVES AND REGULATIONS DISRUPTIVE TECHNOLOGIES, OMNICHANNEL, AND ENERGY TRANSITION Focus on resilient and flexible supply chains Increased interest in nearshoring / onshoring Labor challenges pressure driver, technician, and warehouse worker shortages Higher vehicle maintenance and purchase costs Infrastructure investment incentives; changes to emissions standards and safety regulations Autonomous trucking, technology-enabled asset sharing and data analytics E-Commerce and final mile growth trends Low / zero emission powertrains, infrastructure support

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS Strategy is Delivering Improved Returns and Capacity to Invest in Innovation and Growth 17 Next Phase of Balanced Growth Strategy Builds on Transformed Business Model Invest in Customer-centric Innovation Further Improve Full-cycle Returns and Generate Profitable Growth Create Compelling Value through Operational Excellence

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS Create Compelling Value through Operational Excellence 18 Driving Next Level of Transformation with Our Focus on Continuous Improvement KEY STRATEGIC INITIATIVES Leverage multi-client networkSCS Continue to deploy Ryder Flex operating structure DTS FMS Continuous improvement process to drive maintenance and operations efficiencies • Well-positioned to benefit from long-term growth trends • Improve efficiencies while driving increased customer service levels • New $50M multi-year maintenance cost savings initiative

Investing in Customer-centric Innovation to Lead the Industry

SELECT CUSTOMER-FACING TECHNOLOGIES

RYDERSHARE™

- **Real-time visibility** of shipments and orders
- **Seamless integration** for efficient tracking, reliable data, and exception management
- **Single unified platform** to optimize on-time deliveries and minimize issues

RYDERGYDE™

- Application that **manages all aspects of a fleet** anywhere, anytime, and on any device
  - Fleet management
  - Fueling solutions
  - Customer service

RYDERVIEW™

- **Leading last mile technology platform** that provides complete control to ensure on-time delivery
  - 100% real-time visibility
  - Simplified scheduling
  - Routing and tracking
  - Advanced analytics

RYDERSHIP™

- **Leading e-commerce technology** that simplifies fulfillment
- Provides **real-time data** for
  - Orders
  - Inventory management
  - Order tracking
  - Returns management

ACQUISITION SPOTLIGHT

BATON

A Ryder Technology Lab

- First invested in Baton through RyderVentures in 2021; **completed acquisition in August 2022**
- Pioneering a suite of **groundbreaking customer-facing technologies** to revolutionize how customers interact with their transportation and supply chain networks
- Creating a first-of-its-kind **AI-powered digital platform and optimization engine**

Technology-agnostic Approach to Disrupt and Innovate within Our Industry

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS

Ryder Ever better.

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RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS Further Improve Full-cycle Returns and Generate Profitable Growth 20 Building on a Strong Foundation to Accelerate Returns 1 Compared to FY18. KEY STRATEGIC INITIATIVES Expand share of wallet within vertical subsegmentsSCS Integrate Cardinal acquisition to realize synergies and benefit from top-grade talent DTS FMS Differentiate lease pricing with focus on higher return segments • Cross-sell co-packaging / co-manufacturing within CPG and expand to other verticals • $40M – $60M synergies expected in 2026 • Lease pricing full annual benefit of $125M1 expected to be realized in 2025

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS Clear Path to Higher Returns 21 Increasing ROE Target Over the Cycle +300bps ROE ROE Prior Target Over the Cycle High Teens New Target Over the Cycle FMS New maintenance initiative, lease pricing, growth SCS / DTS e-Comm and RLM optimization, acquisition synergies, flex operating structure, growth Low Twenties +300 bps ROE Note: Includes Non-GAAP Financial Measures, such as ROE. Please see Appendix – Non-GAAP Financial Measures for the reconciliation to the GAAP Financial Measure.

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS Transformed Business Model Poised to Deliver Higher Highs 22 Well-positioned to Exceed Prior Peak Record Earnings Note: Includes Non-GAAP Financial Measures, such as Comparable EPS. Please see Appendix – Non-GAAP Financial Measures for the reconciliation to the GAAP Financial Measure. 1 Represents high end of $11.75 - $12.50 comparable EPS forecast range 2024F Comparable EPS Expected Trough $16.37 Record 2022 results include outsized UVS gains and rental 2022 Comparable EPS Prior Peak Exceeding Prior Peak (2022: $16.37) Comparable EPS Next Peak Contractual growth Strategic initiatives Share repurchases UVS and rental CYCLE DOWNTURN UVS and rental Contractual growth Strategic initiatives CYCLE UPTURN $12.501

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS Long-term Financial Model 23 Business Momentum Set to Deliver Higher Returns Over the Cycle Targets defined as: High Teens - 17% to 19%, Low Twenties - 20% to 22%, LDD - 10% to 12%, Low Teens - 13% to 14%. HSD: High-Single-Digit. MSD: Mid-Single-Digit. LDD: Low-Double-Digit. Note: Includes Non-GAAP Financial Measures, such as ROE, Operating Revenue, and EBT % of Operating Revenue. Please see Appendix – Non-GAAP Financial Measures for the reconciliation to the GAAP Financial Measure. ROE High Teens Low Twenties Operating Revenue Growth Total Ryder HSD HSD Fleet Management MSD MSD Supply Chain LDD LDD Dedicated HSD HSD EBT as % of Operating Revenue Fleet Management LDD Low Teens Supply Chain HSD HSD Dedicated HSD HSD Leverage (Debt-to-equity) 2.5x – 3.0x 2.5x – 3.0x PRIOR TARGETS NEW TARGETS

Sustainability at Ryder

Environmental

- **Optimizing customer supply chains to reduce costs and environmental impacts**
- **Achieved targets** to reduce Scope 1 (10%), Scope 2 (30%), and Scope 3 (15%) emissions
- **2023 CDP** Climate Change Response received **A scores in emissions reporting and reduction initiatives,** which includes 3rd-party verification
- **U.S. EPA SmartWay "High Performer" truck carrier,** top 2% for environmental performance

Safety, Security, and Preparedness

- **Lytx in-cab safety program** resulted in ~60% reduction in collisions since 2019
- **65K voluntary submissions to our "GoodCatch" safety program,** driving proactive employee identification and corrective action
- **U.S. DHS Safety Act, C-TPAT,** and **Fast Program certified,** enhancing our ability to securely expediate goods across the U.S. border

Diverse Workforce and Supplier Network

- **Maintain pay parity** for employees of color and women at the professional and managerial levels, verified by an annual pay gap assessment
- **Our Future Leader Program** advances frontline employee careers with a 28% promotion rate (2021-2023)
- **8% of directly controllable procurement spend** goes to minority, woman, and veteran-owned businesses

Governance

- **Cybersecurity program is certified to ISO 27001** and evaluated annually by external experts
- **All employees (~50K) completed** compliance and ethics trainings in 2023
- **Our enterprise risk management program** is periodically assessed by an independent 3rd-party and continuously improving

Sustainability Initiatives Reflect Our Commitment to Managing Operations Responsibly

Note: See our Corporate Sustainability Report for more information at ryder.com/sustainability.

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS

Ryder Ever better.

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Accountable and Engaged Board of Directors – Expertise and Experience Support our Long-term Vision



Robert Sanchez
Chairman & CEO,
Ryder



Robert Eck
Lead Independent Director,
Ryder and
Former Director & CEO,
Anixter International



Robert Hagemann
Former SVP & CFO,
Quest Diagnostics



Michael Hilton
Former President & CEO,
Nordson Corporation



Tamara Lundgren
President & CEO,
Radius Recycling



Luis Nieto
Former President,
Consumer Foods Group,
ConAgra Foods, Inc.



David Nord
Former Chairman & CEO,
Hubbell Incorporated



Abbie Smith
Boris and Irene Stern
Distinguished Service Professor
of Accounting at University of
Chicago Booth School of Business



E. Follin Smith
Former EVP, CFO &
Chief Administrative Officer,
Constellation Energy
Group, Inc.



Dmitri Stockton
Former SVP & Special Advisor
to the Chairman,
General Electric Company



Charles Swoboda
Former Chairman and CEO of
CREE, Inc. (Wolfspeed, Inc.)

SKILLS PROFILE


C-suite Leadership 91%
Business Development & M&A 91%
Public Company Operations 91%
Financial & Accounting 73%
Branding / Strategy 64%
Industry Experience 64%

BOARD ATTRIBUTES

Strong Lead Independent Director

91%
Independent Directors

54%
Gender / Racial / Ethnic Diversity

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS

Ryder Ever better. 25

Cycle-tested and Execution-focused Leadership Team

TODAY'S PRESENTERS



Robert Sanchez
Chairman & CEO
Joined: 1993



Karen Jones
EVP, CMO
2013



Steve Sensing
President, SCS & DTS
1992



Steve Martin
EVP, DTS
1988



Tom Havens
President, FMS
1993



John Diez
EVP, CFO
2002

ADDITIONAL EXECUTIVE LEADERSHIP



Robert Fatovic
EVP, Chief Legal Officer and Corporate Secretary
1994



Sanford J. Hodes
SVP, Chief Procurement and Corporate Development Officer
2002



Frank Lopez
EVP, Chief Human Resources Officer
2002



Rajeev Ravindran
EVP, Chief Information Officer
2018

Most of Team Has Executed 20+ Years Together

220+ Years Combined Industry Experience

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS

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RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS Disrupting and Leading the Industry with Practical Innovation Karen Jones EVP, CMO, & Head of New Product Development 27

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS Investing in and developing emerging technologies that holistically address customer needs and lead the industry01 Customer-centric, technology-agnostic mindset enables the widest breadth of innovation02 Disciplined, strategic approach to innovation driving long-term value03 Key Messages 28

Ryder Customer Advisory Board (CAB) Programs

Customer-centric Innovation

CAB PROGRAM BACKGROUND

- **Launched in 2014**
- **60+ Ryder customers**
    - **Fortune 500** and **large private companies**
    - **VPs** as well as **supply chain and fleet executives**
- **Industries represented**: automotive, retail, healthcare, apparel, technology, CPG, and food & beverage

TECHNOLOGY SPOTLIGHT
RyderShare™ developed and launched through CAB program

OBJECTIVES

- Create a **forum of thought leaders across industries** to shape our future solution development
- Preview and influence our **strategic direction, initiatives,** and **technology roadmap**
- Provide **collaborative insight** to help improve our business in markets served



SELECT CAB PARTICIPANTS

BJC | CONAGRA BRANDS | COSTCO WHOLESALE | General Mills | gm | PEPSI | SG | Shell | TOYOTA

Designed to Solicit Guidance and Ideation on New Products, Solutions, and Partnerships

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS

Ryder Ever better.

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BUILD: Strategic Investments Built on Customer-driven Need for Innovative Solutions

DIGITAL TECHNOLOGIES » **E-COMMERCE** » **ASSET SHARING** » **EV / AV**



BUY
BUILD
PARTNER
MXD GROUP
Midwest Warehouse
whiplash
IFS Impact
BATON
dotcom
RYDERVIEW™
RYDERELECTRIC+™
RYDERSHIP
RYDERSHARE™
RYDERGYDE™
TORQUE
COOP
RYDEROPSBOX™
Aurora
TORC
kodiak
Ford
NAVISTAR
chargepoint
InCharge
brightdrop

BENEFITS

- **Creating customer stickiness** and driving incremental value to **win new business** (e.g., RyderShare™ helps drive ~35% of new business revenue in SCS / DTS)
- **Improving customer experience** and driving operational efficiencies
- **Expanding wallet share** with new and existing customers through differentiated portfolio of solutions
- **Leveraging deep partnerships to innovate** and lead the transportation logistics industry

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS

Ryder Ever better.

30

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS Video: Ryder-built Technology 31

PARTNER: Strategic Investments Built on Customer-driven Need for Innovative Solutions

DIGITAL TECHNOLOGIES | E-COMMERCE | ASSET SHARING | EV / AV



BUY
BUILD
PARTNER
MXD GROUP
Midwest Warehouse
whiplash
IFS Impact
BATON
dotcom
RYDERVIEW
RYDERELECTRIC+
RYDERSHIP
RYDERSHARE
RYDERGYDE
TORQUE
COOP
RYDEROPSBOX
Aurora
TORC
kodiak
Ford
FREIGHTLINER
NAVISTAR
chargepoint
InCharge
brightdrop

BENEFITS

- **Creating customer stickiness** and driving incremental value to **win new business** (e.g., RyderShare™ helps drive ~35% of new business revenue in SCS / DTS)
- **Improving customer experience** and driving operational efficiencies
- **Expanding wallet share** with new and existing customers through differentiated portfolio of solutions
- **Leveraging deep partnerships to innovate** and lead the transportation logistics industry

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS

Ryder Ever better.

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Well-positioned to Assist Customers When Ready to Transition to EVs

FACTORS AFFECTING ADOPTION

Total Cost of Transport: while light duty is relatively on par with ICE counterparts, heavy duty costs ~>2x that of ICE counterparts

Infrastructure: charging installation timelines up to 2 years, and public charging and on-site power availability remains limited

Regulation remains volatile with evolving enforcement timelines and requirements

Launched: May 2023

RYDER ELECTRIC +™ | RYDER'S TURNKEY ELECTRIC VEHICLE SOLUTION

Electrification Advisors
Develop plan for EV with advisors and compliance specialists throughout your Ryder lease

Lease or Finance Vehicle
Access supply and financing for EVs

Chargers & EVCI
Complete EVCI solution: design | install | lease maintain | operate

Telematics & On-road Technology
Ensure smooth ops, actionable data; digital technology and roadside assistance

Maintenance
Timely preventive and unscheduled maintenance

Leading the industry in transportation and digital applications

Opportunity to enter light-duty space

Mobile maintenance offering via Torque positions us for evolving heavy-duty maintenance requirements

Enabling the Electrification of Fleets as Technology Evolves

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS

Ryder Ever better.

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BUY: Strategic Investments Built on Customer-driven Need for Innovative Solutions

DIGITAL TECHNOLOGIES » **E-COMMERCE** » **ASSET SHARING** » **EV / AV**


BUY
BUILD
PARTNER
MXD GROUP
Midwest Warehouse
whiplash
IFS Impact
BATON
dotcom
RYDERVIEW
RYDERELECTRIC+
RYDERSHIP
RYDERSHARE
RYDERGYDE
TORQUE
COOP
RYDEROPSBOX
Aurora
TORC
kodiak
Ford
NAVISTAR
chargepoint
InCharge
brightdrop

BENEFITS

- **Creating customer stickiness** and driving incremental value to **win new business** (e.g., RyderShare™ helps drive ~35% of new business revenue in SCS / DTS)
- **Improving customer experience** and driving operational efficiencies
- **Expanding wallet share** with new and existing customers through differentiated portfolio of solutions
- **Leveraging deep partnerships to innovate** and lead the transportation logistics industry

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS
Ryder Ever better.
34

Ryder Freight Ecosystem: Built through Baton

(2024 – 2027 Timeline)



Customer Data
Load Data
Truck GPS Data
Driver Data
Standardized Data Platform
Internal Facing Technology
Operator Execution Platform Ryder TMS
Trucks
Drivers
Loads
Inventory
Customer Facing Technology
RyderShare™
RyderGyde™
AI Optimization

BENEFITS

Increasing **visibility and cross-sell opportunities** across all segments

Capturing **freight moves** across all of Ryder

Providing **comprehensive view of entire business portfolio** to create and extract maximum value

Enabling **Ryder Flex operating structure**

Delivering on Perfecting Supply Chains

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS

Ryder Ever better.

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RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS Neuraflash Case summary and routing to Ryder Customer Response Center Baton Products Revolutionary TMS and visibility tools Opportunity: Prudent, Strategic Approach to AI 36 Large Potential for AI Applications in the Early Stages of Development CUSTOMER FACING PRODUCT DEVELOPMENT BUSINESS PROCESS IMPROVEMENT APPS Incorporation of AI into our technology products to provide unparalleled value to our customers by using our own deep data knowledge IT and Operations evaluating use cases and off-the- shelf applications as well as in-house development to improve customer service and drive operational efficiencies TIMEFRAME FUTURENOW

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS RyderVentures: Our Goal is to Invest $50M Over 5 Years… 37 …in Disruptive Technologies that Support Our Customer-centric, Strategic Approach to Innovation SELECT INVESTMENT SPOTLIGHT RYDERVENTURES APPROACH Invested in 15 companies to date Strategic-focused investor vs. financial-only investor ‘Seed’ through ‘C’ round investments Early test bed to pilot technology and prove business models – early design partner Take key learnings to influence strategic roadmap and new product development Fits into our build, partner, buy strategy

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS 38 Key Takeaways Investing in and developing emerging technologies that holistically address customer needs and lead the industry 01 Customer-centric, technology-agnostic mindset enables the widest breadth of innovation 02 Disciplined, strategic approach to innovation driving long-term value 03 RYDEROPSBOXTM RYDERELECTRIC+TM

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS Supply Chain Solutions Perfecting Supply Chains with Vertical Expertise and Integrated Solutions STEVE SENSING President, Supply Chain Solutions & Dedicated Transportation Solutions 39

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS Supply Chain Solutions Key Messages 40 Strengthening capabilities in growing verticals through investments in customer-facing technology and strategic acquisitions 04 Strengthening market leadership as provider of integrated logistics solutions from port-to-door across North America01 Capturing large and growing market opportunity through deep industry expertise supported by data-driven insights02 Operational excellence leverages data analytics, value- based automation and LEAN principles to create value03

Supply Chain Solutions Snapshot



2023 PERFORMANCE

$4.9B	$3.6B	6.4%	$375M
Total Revenue	Operating Revenue	EBT as % of Operating Revenue	Comparable EBITDA

2023 OPERATING STATISTICS

>100M+ sq. ft.	$10B	~13,800	+900
Warehouse Footprint	Freight Under Management[1]	Total Vehicles	Customer Accounts

PORT-TO-DOOR INTEGRATED SUPPLY CHAIN SOLUTIONS

(% of 2023 SCS Revenue)

35%	32%	19%	10%	4%
Distribution Management	Dedicated Transportation	e-Commerce Fulfillment and Last Mile Delivery	Transportation Management and Brokerage	Value-added Services

Note: Includes Non-GAAP Financial Measures, such as Operating Revenue, EBT % of Operating Revenue, and Comparable EBITDA. Please see Appendix – Non-GAAP Financial Measures for the reconciliation to the GAAP Financial Measure. [1] Represents total for all Ryder System, Inc.

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS

Ryder Ever better.

41

Supply Chain Solutions Transformation Unleashed

KEY MILESTONES SINCE 2019

1 **Balanced and diversified revenue mix**


26%
33%
29%
12%
2023
Vertical
Mix[1]

■ Omnichannel Retail ■ CPG ■ Automotive ■ Industrial & Other

2 **Focused on disciplined value-based pricing and enhanced contracts**

- ✓ Adjusted contract terms to facilitate quicker and more efficient cost recovery

3 **Increased customer value through data-driven insights and technology**

- ✓ Continuous improvement
- ✓ Ryder OpsBox™ labor mgmt. tool
- ✓ Data analytics
- ✓ Automation

4 **Completed integration of acquisitions**

- ✓ whiplash
- ✓ Midwest Warehouse & Distribution System
- ✓ dotcom Order Fulfillment

Significant Achievements with Long Runway Ahead for Profitable Growth

[1] % of 2023 SCS Operating Revenue (a non-GAAP financial measure). Please see Appendix – Non-GAAP Financial Measures for the reconciliation to the GAAP Financial Measure.

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS

Ryder Ever better.

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Significant Market Opportunity Enabling Robust Growth



$256B
~18% Outsourced[1]
Supply Chain Solutions
$1.4T
Addressable Market[1]
Outsourced
Non-Outsourced

STRENGTHENING CAPABILITIES WITHIN HIGH PERFORMING VERTICALS THROUGH TARGETED ACQUISITIONS

CONTINUED INVESTMENT IN CUSTOMER-FACING TECHNOLOGY

CAPTURING OPPORTUNITY FROM SECULAR TRENDS FAVORING OUTSOURCING

- **DEMAND FOR SUPPLY CHAIN RESILIENCE**
- **LABOR SHORTAGE**
- **E-COMMERCE**
- **NEARSHORING / ONSHORING**

Large Market with Secular Trends Favoring Outsourcing

[1] Sources: Polk / IHS, Armstrong & Associates, Ryder estimates.

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS

Ryder Ever better.

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RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS Supply Chain Solutions Sustainable Competitive Advantages 44 Market Leader Providing Value-added Integrated Solutions across Key Verticals NORTH AMERICA FOCUSED INTEGRATED SUPPLY CHAIN SOLUTIONS • Seamless customer service across N.A. • Streamlined cross-border capabilities • Expertise in managing complex supply chains • Design and operate an integrated suite of supply chain solutions ENABLING TECHNOLOGIES AND CONTINUOUS IMPROVEMENT • Visibility and IT capabilities • LEAN expertise • Engineering and automation excellence • Digitization of warehouse workflow DEEP VERTICAL EXPERTISE • Differentiated knowledge and expertise across key verticals – Automotive – Consumer packaged goods – Industrial and other – Omnichannel retail

Integrated Port-to-Door Solutions across Key Verticals



~70% of SCS Revenue from Customers Leveraging Multiple **Port-to-Door Solutions**[1]



CORE SUPPLY CHAIN SOLUTIONS

Transportation Management

- Drayage transportation
- Design and manage networks of for-hire carriers
- Freight Brokerage
- Cross-border Transportation

Dedicated Transportation

- Design, manage, and operate networks of vehicles and drivers primarily for automotive, industrial, and retail customers

Distribution Management

- Design, manage, and operate networks of warehouses and cross-docks
- Perform value-added services (i.e., packaging)

CAPABILITIES ENHANCED THROUGH STRATEGIC ACQUISITIONS

Value-added Services

- Added co-mfg. and co-packaging with IFS **(2023)**
- Assembly of products

e-Commerce Fulfillment

- Expanded with Whiplash **(2022)**
- Pick, pack, and ship retail and online orders
- Facilitate small parcel delivery to home

Last Mile Delivery

- Expanded with MXD **(2018)**
- Assemble big and bulky items
- Deliver to room of choice

[1] Based on 2023 SCS revenue.

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS

Ryder Ever better.

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Expanding CPG Vertical Wallet Share through Recent IFS Acquisition

BACKGROUND

- **Identified need** of top customers for co-packaging and co-manufacturing services
- **Acquired IFS in November 2023** to address industry need



IFS OFFERINGS

- **Proven model** in food and non-food products
- **15** multi-client and dedicated operations
- **180+** customers in CPG, retail, and healthcare


CA
UT
TX
IL
OH
PA
NC
GA
FL

DELIVERING VALUE

Customer Value

- Ryder is now a **one-stop-shop** for customers with added **co-packing and co-manufacturing capabilities**

Ryder Value

- **Highly complementary** additional capabilities that will round out our comprehensive suite of services
- Co-packing / manufacturing **high growth and high margin** profile will be accretive on a pro-forma basis
- **Up / cross-sell opportunities** applicable to other verticals

IFS Providing Synergies for Ryder and Our Customers

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS

Ryder Ever better.

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Case Study: Lead Logistics Provider for General Motors

BACKGROUND

- **Need for a leading logistics provider** with supply chain and manufacturing services to support US and Canadian operations
  - **40+** manufacturing sites
  - **3,000+** employees
- **Chose Ryder to optimize and manage inbound supply chain** across U.S., Mexico, and Canada, including $1B+ in freight under management

UNIQUE OFFERING

Full suite of value-add supply chain and manufacturing support services

- ✔ Route design
- ✔ Transportation management
- ✔ Dedicated transportation
- ✔ Cross-border services
- ✔ Inbound to mfg. and value-added services
- ✔ Multi-channel crossdocking
- ✔ Finished vehicle support and outbound logistics
- ✔ Returnable container management

RYDER VALUE

- Proprietary technology provides best-in-class visibility to enable a **plan for every part**
- Ability to **adapt solutions** for emerging EV supply chains
- Strong focus on **continuous improvement**, **root cause corrective action plans**, and **process automation** efforts across North America
- Recognized with prestigious **"Supplier of the Year"** award 11 times and honored with **Safety Award** in 2022

Leading Automotive OEM Leveraging Multiple SCS Solutions across a Complex North American Supply Chain

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS

Ryder Ever better.

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Case Study: Quenching a Thirst for Supply Chain Visibility and Optimization

BACKGROUND

- Faced with challenges of an evolving beverage landscape, Pabst Brewing recognized **need to optimize its transportation network and enhance visibility across its supply chain**
- In 2022, Pabst **outsourced their domestic transportation management operations to Ryder**

UNIQUE OFFERING

- Seamlessly implemented **RyderShare™ real-time visibility tool** during peak season
- Transformative digitization of Pabst's transportation network to bring **stability, scalability, and visibility to growing network**
- Increased dock visibility and planning through **Ryder's proprietary dock scheduler**
- **Deployed business intelligence and reporting on day 1**, enabling network controls and continuous improvement

RYDER VALUE

- Seamless start-up and operational performance **built trust with customer's leadership**
- **100% real-time visibility** of shipments across Pabst's transportation network
- **Saved $442K** in procurement in year one

"*We chose Ryder because they were in-tune with our business.* ***Ryder understood what we wanted****, jumped in, and brought more than just a single solution.* ***Having that is huge****. Ryder is always looking ahead at how we can get* ***better than we are today.***"

SVP of Supply Chain, Pabst Blue Ribbon

Innovation and Operational Excellence Leading to Deep Partnership with a 175-year Old Company

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS

Ryder Ever better.

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RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS Case Study: Omnichannel End-to-End Fulfillment at Stance Socks 49 One-stop Port-to-Door Solutions for Omnichannel Retailers RYDER VALUE • Ability to offer port-to-door solutions • Leading-edge automation, engineering, and technology capabilities • Well-positioned to scale up or down with customers volume as needed • With established service level agreements, SOPs, and continuous improvement initiatives, Ryder has helped Stance achieve key results: 1 On-time product delivery 2 Delivering revenue 3 Doing both of these, profitably We’re seeing a commitment to excellence within our new structure at Ryder, and our main goal is to continue to evolve this relationship. From exploring seamless returns to establishing new fulfillment goals, Ryder will be a key partner in helping us continue to improve our customer experience.” Vice President of Operations, Stance Socks UNIQUE OFFERINGBACKGROUND • Growing apparel brand needed assistance with demand planning • Desired an omnichannel logistics partner with capabilities to scale end-to-end fulfillment • Chose Ryder as a partner that could manage surge in orders when needed

Supply Chain Solutions Strategic Initiatives

Create Compelling Value through Operational Excellence

- Leverage multi-client network
- Continuous improvement mindset leverages value-based automation, robotics, and AI to improve efficiencies

Invest in Customer-centric Innovation

- Continue to invest in customer-facing technology (i.e., RyderShare™, RyderShip™, Ryder OpsBox™, and RyderView™) to drive efficiencies and enhance customer experience

Further Improve Full-cycle Returns and Generate Profitable Growth

- Expand share of wallet within vertical subsegments
- EverBetter™ logistics marketing campaign
- Promote nearshoring capabilities



Continued Focus on Profitable Growth

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS

Ryder Ever better.

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RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS OUR CULTURE OF CONTINOUS IMPROVEMENT WITHIN SUPPLY CHAIN SOLUTIONS… • Encourage employee suggestions through “thousands of little ideas” • Challenge every aspect of process to get better • Standardized LEAN Warehouse Template • Ryder OpsBoxTM labor management tool with proprietary visual management technology • Ryder rewards program • Application and sharing of best practices across industry verticals through centralized department of supply chain excellence Structured Continuous Improvement and Customer Engagement Model 51 Continuous Improvement Philosophy to Accelerate Operational Excellence Driving Customer Success through Data Analytics, Automation, and Continuous Improvement Rollout / Realize Benefits START Recognize Opportunity Collaborative Customer Design Solution Implement Process and Value-based Automation Leverage Data Analytics Implement Solution with Startup Effectiveness Team

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS Video: BJC Supply Chain Transformation 52

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS Supply Chain Solutions: Key Takeaways 53 Strengthening market leadership as provider of integrated logistics solutions from port-to- door across North America Capturing large and growing market opportunity through deep industry expertise supported by data- driven insights Operational excellence leverages data analytics, value-based automation and LEAN principles to create value 01 02 03 Strengthening capabilities in growing verticals through investments in customer-facing technology and strategic acquisitions 04 LDD Operating Revenue Growth HSD EBT as % of Operating Revenue LONG-TERM TARGETS Note: Includes Non-GAAP Financial Measures, such as Operating Revenue and EBT % of Operating Revenue . Please see Appendix – Non-GAAP Financial Measures for the reconciliation to the GAAP Financial Measure.

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS Q&A 54

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS BREAK 55

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS Dedicated Transportation Solutions Accelerating Scale and Density STEVE MARTIN EVP, Dedicated Transportation Solutions 56

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS Dedicated Transportation Solutions Key Messages 57 Acquisition integration is on track with meaningful synergies expected02 Drive operational efficiencies by leveraging increased scale and density of combined businesses and digitization03 Well-positioned to continue to drive profitable growth and benefit from cycle upturn04 Strengthened position as a leading provider of dedicated transportation solutions through Cardinal acquisition 01

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS 2023 PERFORMANCE $1.8B Total Revenue $1.3B Operating Revenue 9.3% EBT as % of Operating Revenue $121M Comparable EBITDA Dedicated Transportation Solutions Snapshot 58 Note: Includes Non-GAAP Financial Measures, such as Operating Revenue, EBT % of Operating Revenue, and Comparable EBITDA. Please see Appendix – Non-GAAP Financial Measures for the reconciliation to the GAAP Financial Measure. ChoiceLease Vehicles and Maintenance Dedicated Transportation Solutions Technology, Visibility, and Optimization Professional Drivers and Management + + = DEDICATED TRANSPORTATION SOLUTIONS

Dedicated Transportation Solutions Transformation Unleashed

KEY MILESTONES SINCE 2019

1

Added scale and density to accelerate profitable growth

- ✓ Completed Cardinal acquisition in Feb 2024

2

Improved quality of portfolio through enhanced contracts

- ✓ ~95% of contracts have been restructured to facilitate quicker and more efficient cost recovery
- ✓ Implementation of value-based pricing enabled DTS to reach EBT % target

3

Captured significant upselling opportunities and maintenance synergies through collaboration with FMS

- ✓ ~50% new DTS sales from FMS collaboration
- ✓ Maintenance benefits expected to be meaningful components of Cardinal synergies

4

Invested in industry-leading technologies and capabilities

- ✓ RyderDrive™: scalable, digitized trip management
- ✓ RyderShare™: end-to-end visibility and collaboration platform
- ✓ Business intelligence: leveraging data analytics
- ✓ In-cab safety programs: ~60% reduction in collisions

On a Continuous Improvement Journey with Long Runway Ahead for Profitable Growth

Note: Includes Non-GAAP Financial Measures, such as Operating Revenue.
Please see Appendix – Non-GAAP Financial Measures for the reconciliation to the GAAP Financial Measure.

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS

Ryder Ever better.

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Significant Growth Opportunity from Large, Non-outsourced Private Fleet Market



$29B
~4% Outsourced[1]
Dedicated Transportation Solutions
$660B
Addressable Market[1]
Outsourced
Non-Outsourced

BUILDING FOUNDATION TO ACCELERATE PROFITABLE GROWTH

- Maintained **pricing discipline** and **optimized contracts** through customer portfolio management
- Focused approach to **building scale / density**; well-positioned to grow profitably
- Bringing **unique business insights and visibility** through differentiated solutions
- Providing **value-added services** through specialized equipment, handling, and additional process activity at the delivery

CAPTURING OPPORTUNITY FROM SECULAR TRENDS FAVORING OUTSOURCING

DRIVER SHORTAGE | **RISING EQUIPMENT COSTS** | **STRICTER SAFETY REGULATIONS**

Large Market with Secular Trends Favoring Outsourcing

[1] Sources: Armstrong & Associates and internal Ryder estimates

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS

Ryder Ever better.

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Dedicated Transportation Solutions
Sustainable Competitive Advantages

FMS SYNERGY

- **Sales, purchasing power,** and **asset management**
- Leveraging FMS **scale and access to vehicles**
- **Vehicle uptime** through preventative maintenance

OPERATIONAL EXCELLENCE

- Recognized **safety programs**
- Exceptional **on-time delivery performance**
- Deep **industry knowledge**
- **Customized dedicated** vs. commoditized

DRIVER RETENTION

- **100% company drivers**, robust training program
- **Favorable work / life balance**: ~85% of drivers home daily
- Strong **referral** and **recruiting programs**
- **Flexible driver pools** to support area surges

LEADING-EDGE CUSTOMER TECHNOLOGIES

- **100+ logistics engineers**; optimizing routing and scheduling
- **RyderShare™:** visibility and collaboration platform
- **RyderDrive™:** digitized workstream and business intelligence platform
- **Proprietary Ryder TMS** built by Baton

Unique Capabilities Provide Value and Elevated Business Insights to Private Fleets

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS

Ryder Ever better.

61

Cardinal Acquisition Completed in February 2024

Ryder + Cardinal's National Footprint →



Ryder DTS
Cardinal DTS

14,000	11,900	700+
Combined Professional Drivers[1]	Combined Power Vehicles[1]	Combined Operating Locations

Expected Results

HSD EBT%	Synergies expected to return FY25 EBT% back to HSD target
$40M – $60M	Expected annual savings in 2026
+$1B	Expected to add ~$1B in annualized total revenue and ~$800M in annualized operating revenue (85% in DTS, 15% in SCS)



CARDINAL
DEDICATED | DELIVERY | LOGISTICS

Focused on Realizing Synergies and Returning to HSD EBT as a % of Operating Revenue

Note: Includes Non-GAAP Financial Measures, such as Operating Revenue and EBT % of Operating Revenue. Please see Appendix – Non-GAAP Financial Measures for the reconciliation to the GAAP Financial Measure. [1] Includes DTS, Cardinal Logistics and SCS dedicated business (primarily SCS-Automotive).

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS
Ryder Ever better.
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RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS 63 Cardinal Acquisition Integration Integration Activities Largely Expected to be Completed in 2025 with Full Benefits Realized in 2026 STRATEGIC BENEFITS • Adds scale and density in our existing dedicated business driving operating efficiencies and delivering better value • Highly diversified portfolio serving long-tenured, blue-chip customers • Solidifies Ryder as a leading provider in the attractive customized solution segment of Dedicated • Strong people and similar customer-centric cultures • Deep sales experience and relationships EXPECTED SYNERGIES MAINTENANCE Transition all vehicles to FMS platform – complete 1H24 LEASES Replace 3rd-party financing with Ryder ownership as leases mature EFFICIENCY Drive operating leverage beginning 2H24 and accelerating in 2025

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS Dedicated Transportation Solutions Large, Diversified Customer Base 64 Delivering Differentiated Experience across Portfolio of ~300 Customers 1 Based on 2023 DTS Revenue. 2 As of 2/1/2024 – includes Cardinal. CUSTOMER COUNT BY INDUSTRY2 • Remain diversified within retail and CPG • Minimal customer overlap with Cardinal • Additional cross-sell opportunities with FMS / SCS 90% Customer Retention Rate1 >50% Sales Captured through FMS Upselling ~50% of New Accounts Were Private Fleet Conversions SELECT CUSTOMERS 2% 3% 9% 12% 13% 13% 23% 25% Other Energy Hi-tech/Healthcare Metals Construction CPG Retail Industrial

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS Video: Compelling Value from Outsourcing Private Fleets 65

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS 66 Accelerate Growth and Expand Margins Dedicated Transportation Solutions Strategic Initiatives Further Improve Full-cycle Returns and Generate Profitable Growth Invest in Customer-centric Innovation Create Compelling Value through Operational Excellence • Deploy Flex operating structure • Leverage Brokerage to enhance Dedicated customer freight solutions • Leverage insights from RyderShareTM and data analytics to drive continuous improvement and enhance customer experience • Leverage Baton’s proprietary, early-stage freight optimization platform to further enhance benefits of Flex operating structure • Integrate Cardinal to realize synergies and benefit from top-grade talent • Continue to cross-sell with FMS / SCS and market to DIY private fleets

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS Ryder Flex Transforms DTS Operating Structure 67 Improving Efficiencies While Driving Increased Service Levels to Our Customers Moving from a One-to-one Structure to a Shared Regional Operation While Retaining Dedicated Service and Support Commitments to Each Customer START Recognize Opportunity Evaluate and Define Problem Research and Gauge Benefit Ideate Solutions Implement New Process Prove and Refine Concept Test Controlled Environment Rollout / Realize Benefits FEATURES • New Baton proprietary technology for customer and regional optimization • Establish optimal mix of centralized and on-site operations • Enhanced standard operating procedures supported by LEAN principles and data science CUSTOMER BENEFITS • Enhanced resource flexibility and fewer empty miles • Increased driver retention • Leverages density within a region to work more efficiently

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS Dedicated Transportation Solutions: Key Takeaways 68 Strengthened position as a leading provider of dedicated transportation solutions through Cardinal acquisition Acquisition integration is on track with meaningful synergies expected Drive operational efficiencies by leveraging increased scale and density of combined businesses and digitization 01 02 03 Well-positioned to continue to drive profitable growth and benefit from cycle upturn 04 HSD Operating Revenue Growth HSD EBT as % of Operating Revenue LONG-TERM TARGETS Note: Includes Non-GAAP Financial Measures, such as Operating Revenue and EBT % of Operating Revenue. Please see Appendix – Non-GAAP Financial Measures for the reconciliation to the GAAP Financial Measure.

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS Fleet Management Solutions Enhancing Returns and the Customer Experience TOM HAVENS President, Fleet Management Solutions 69

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS Fleet Management Solutions Key Messages 70 Strong execution through the cycle, well-positioned for profitable growth, and to benefit from cycle upturn01 Enhancing returns through maintenance initiatives and pricing discipline02 Improve customer experience through operational excellence and technology to enhance our competitive advantage 03

Fleet Management Solutions Snapshot



2023 PERFORMANCE

$5.9B	$5.1B	$665M
Total Revenue	Operating Revenue	EBT

2023 OPERATING STATISTICS

~250K	~13K	~4,800	~760
Total Vehicles	Contractual Customers	Technicians	Maintenance Shops


SelectCare
14%
Rental
23%
OPERATING REVENUE MIX
63%
ChoiceLease
77%
Contractual

PRODUCT PORTFOLIO

Providing Outsourced Transportation Services and Operational Excellence across North America

- **ChoiceLease** Contractual Full-Service Lease
- **SelectCare** Contractual Maintenance
- **Commercial Rental**
- **Used Vehicle Sales**[1]

Note: Includes Non-GAAP Financial Measures, such as Operating Revenue.
Please see Appendix – Non-GAAP Financial Measures for the reconciliation to the GAAP Financial Measure. [1] Not included in Operating Revenue.

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS

Ryder Ever better.

71

Fleet Management Solutions Transformation Unleashed

KEY MILESTONES SINCE 2019

1

Transformed maintenance operating model and implemented a structured continuous improvement process

- ✓ Achieved initial $100M+ of annual savings through maintenance operating model transformation
- ✓ Improved customer experience

2

Executed price segmentation initiatives to deliver higher returns

- ✓ 80% of power portfolio renewed with new pricing model
- ✓ On track to achieve full $125M annual lease pricing benefit in 2025

3

Expanded Used Vehicle Sales retail capacity to deliver higher volume and improved proceeds

- ✓ Sold ~30% more units in 2023
- ✓ Achieved ~5% incremental proceeds per unit from higher retail mix
- ✓ Proceeds above residual value estimates

4

Implemented our enhanced asset management playbook driving higher earnings across all phases of the freight cycle

- ✓ Reduced lease fleet idle assets by ~2,500 units vs. 2018 pre-transformation
- ✓ Improved EBT performance: 13% 2023 vs. 8% 2018 pre-transformation

On a Continuous Improvement Journey with Long Runway for Profitable Growth

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS

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RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS 57% 24% 19% 2023 Revenue 51+11-501-10 Customers by Fleet Count: CONTRACTUAL REVENUE BASE CONTRACTUAL FLEET MIX1 38% 33% 21% 8% SELECT CUSTOMERS~13K Contractual Customers ~90% Customer Retention Rate <2% Largest Customer Share of Revenue TrailersTractors Light-duty Trucks Medium-duty Trucks Fleet Management Solutions Large, Diversified Customer Base and Fleet Mix 73 Providing Value-added Services for Large, Diversified Customer Base 1 2023 FMS vehicle count.

Large Addressable FMS Market to Achieve Growth Targets


$20B
~25% Outsourced[1]
Fleet Management Solutions
$80B
Addressable Market[1]
Outsourced
Non-Outsourced

WELL-POSITIONED TO CAPTURE GROWTH FROM SECULAR OUTSOURCING TRENDS

- **INCREASED VEHICLE COST AND MAINTENANCE COMPLEXITY**
- **DEMAND FOR DIGITIZATION**
- **TECHNICIAN / LABOR SHORTAGES**
- **GOVERNMENT / SAFETY REGULATIONS**
- **VEHICLES AND PARTS – SUPPLY CHAIN CHALLENGES**
- **ACCESS TO AND COST OF CAPITAL**

Overall Market Opportunity Supports FMS Long-term Target of MSD Operating Revenue Growth

Note: Includes Non-GAAP Financial Measures, such as Operating Revenue. Please see Appendix – Non-GAAP Financial Measures for the reconciliation to the GAAP Financial Measure.

[1] Sources: Polk / IHS, Armstrong & Associates, Ryder estimates.

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS

Ryder Ever better.

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Fleet Management Solutions Sustainable Competitive Advantages

Comprehensive Capabilities Span Full Spectrum of Fleet Transportation Needs

NETWORK SCALE – HIGH ENTRY BARRIER

- **~760** maintenance shops established over 90-year history
- **Buying power** with major OEMs and partners
- **~65** used vehicle retail centers and digital sales capabilities

DEEP MAINTENANCE EXPERTISE

- Best-in-class maintenance processes with **~4,800 highly skilled technicians**
- **Training programs** using cutting-edge technologies
- **Industry-leading uptime**
- **Warranty services** for majority of OEMs

CUSTOMER RISK MITIGATION

- **No residual value risk**
- **Guaranteed** maintenance costs
- **Fixed** payment schedules

DIGITAL PRODUCTS AND FLEXIBLE SERVICES

- Industry-leading digital technology with RyderGyde™
- **Custom service levels** for ChoiceLease and SelectCare
- Variable **financing solutions**

Outsourcing to Ryder Delivers Compelling Value and 10% – 20% Cost Savings vs. Ownership

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS

Ryder Ever better.

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RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS 76 Fleet Management Solutions Strategic Initiatives Enhancing Returns and the Customer Experience Further Improve Full-cycle Returns and Generate Profitable Growth Invest in Customer-centric Innovation Create Compelling Value through Operational Excellence • Maintenance continuous improvement – targeting incremental $50M savings • Proactive asset management – preparing for cycle upturn and emissions pre-buy • Invest in technology (e.g., RyderGydeTM) to enhance customer experience • Differentiate lease pricing with focus on higher return segments; achieve $125M annual benefit in 2025

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS Leveraging Continuous Improvement to Enhance Returns 77 Delivered Initial $100M+ Savings; New Multi-year Initiatives Targeting Incremental $50M APPLYING CONTINOUS IMPROVEMENT WITHIN FLEET MANAGEMENT SOLUTIONS… • Clear toll-gate approach structured to mitigate risk and assure business value • Practical opportunities are evaluated, tested, and implemented …TO ENHANCE RETURNS • Captured initial $100M+ of annual maintenance savings • Introducing new multi-year maintenance initiatives targeting incremental $50M Structured Continuous Improvement Process to Evaluate, Test, and Implement Value Creating Ideas START Recognize Opportunity Evaluate and Define Problem Research and Gauge Benefit Ideate Solutions Implement New Process Prove and Refine Concept Test Controlled Environment Rollout / Realize Benefits

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS Video: Driving Operational Excellence in Maintenance 78

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS STRENGTHENING DEMAND PLAYBOOK • Drive profitable lease sales • Invest rental growth capital in truck classes • Incorporate cyclical forecast into residual value estimates • Manage contract expirations to limit exposure in downturn • Target early replacement opportunities • Strategic pre-buy orders in advance of 2027 engine technology changes WEAKENING DEMAND PLAYBOOK • Extend lease contracts • Redeploy rental vehicles to lease, dedicated, and supply chain • Leverage expanded used vehicle retail sales network • Reduce used truck inventory as market starts to weaken • Reduce discretionary spend • Invest in rental early in the upturn In 2022, We Unveiled an Enhanced Asset Management Playbook… 79 Demand > Supply Supply > Demand Strengthening Demand Weakening Demand Current FREIGHT CYCLE …and its Successful Implementation Led to Higher Earnings in the Current Down Cycle, and Well Positions FMS for the Upturn

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS PRE-BUY CREATES OPPORTUNITIES • Lease: Securing new OEM production provides opportunities for replacement with existing customers and new growth from market demand • Rental: Higher upfront cost for new vehicles makes Rental more attractive • UVS: Older technology vehicles are expected to be worth more post technology change • Procurement: Avoid forthcoming cost increases Upcoming Pre-buy Cycle Expected to Provide Strategic Growth Opportunities 80 Pre-buy Expected to Create Opportunities for FMS to Capture Benefits by 2026 BACKGROUND • New EPA Emission standards for heavy duty vehicles set to take effect in 2027 • New compliant vehicles are expected to have a significantly higher purchase price • During past pre-buy cycles, demand for older technology vehicles, both new and used, have increased • In past pre-buy periods, maintenance complexity, including training and new tooling, pushed owners to outsourcing • OEMs expected to ramp to peak production capacity ahead of pre-buy – ACT expects 20% of production in 2026 will be pre-buy related

Technology Spotlight: RYDERGYDE™

Industry-leading fleet app that allows customers to manage all aspects of a fleet with seamless interaction

RYDERGYDE™
Connecting Customers with Ryder

Fleet Manager	Vehicle	Driver	Shop

CUSTOMER VALUE

~9,000 Current Customers, ~65,000 Users

- Improved Uptime
- Streamlined Operations
- Self-service Capabilities
- Proactive Alerts
- Benchmarks + Insights
- Real Time Status Updates

INTERNAL EFFICIENCIES

- Create Overhead Leverage
- Reduce Maintenance Costs
- Prevent Breakdowns



1-800-BY-RYDER
www.ryder.com

70% of FMS Contractual Customers Utilizing Platform

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS

Ryder Ever better.

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Segmented Lease Pricing and Focus on Higher Return Vehicles

% OF POWER PORTFOLIO RENEWED UNDER NEW PRICING MODEL


100%
80%
40%
2021
2023
2025 Target

Annual Benefit Realized	2021	2023	2025 Target
	$45M	$90M	$125M

SEGMENTED PRICING IS IMPROVING RETURNS AND SHIFTING FLEET MIX TO HIGHER RETURN VEHICLES

- Rolled out new lease pricing segmentation in 2018; **80% of power portfolio completed as of year end 2023**
- **Additional ~10% of power fleet already contracted at new pricing model** to be in-serviced over the next ~12 months
- Segmenting by **application, risk profile, asset type**, etc.
- **Shifted lease fleet mix** – ~4K sleeper tractors to trucks

Delivering Higher Overall Returns with Lower Risk

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS
Ryder Ever better.
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RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS Fleet Management Solutions Key Takeaways MSD Operating Revenue Growth Low Teens EBT as % of Operating Revenue LONG-TERM TARGETS Strong execution through the cycle, well- positioned for profitable growth, and to benefit from cycle upturn 01 Enhancing returns through maintenance initiatives and pricing discipline 02 Improve customer experience through operational excellence and technology to enhance our competitive advantage 03 83 Raising from LDD Note: Includes Non-GAAP Financial Measures, such as Operating Revenue and EBT % of Operating Revenue. Please see Appendix – Non-GAAP Financial Measures for the reconciliation to the GAAP Financial Measure.

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS 84 Clear Financial Strategy to Deliver Enhanced Returns John Diez EVP & Chief Financial Officer

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS Above-market returns delivered to shareholders reflecting strategy execution01 Outperformance expected to accelerate based on enhanced quality of contractual portfolio and benefits from cycle upturn02 Increasing long-term ROE target03 Robust balance sheet capacity to invest in growth and return capital to shareholders04 Financial Key Messages 85 Note: Includes Non-GAAP Financial Measures, such as ROE. Please see Appendix – Non-GAAP Financial Measures for the reconciliation to the GAAP Financial Measure.

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS Demonstrated Execution Resulted in Transformed Business Model 86 Improved and De-risked Model FMS EBT % Growing SCS and DTS Contribution REVENUE MIX SHIFT 2018 2023 SCS / DTSFMS 56% 44% 44% 56% Record Returns ROE 13% 0% -1% 21% 29% 19% 2018 2019 2020 2021 2022 2023 SCS / DTS Growth Bolstering Contractual Earnings SCS / DTS Earnings ($M) SCS / DTS EARNINGS Strategy Delivered Revenue and Earnings Growth and Achieved Full-cycle ROE Target Note: Includes Non-GAAP Financial Measures, such as ROE and EBT % of Operating Revenue. Please see Appendix – Non-GAAP Financial Measures for the reconciliation to the GAAP Financial Measure. KEY DRIVERS • De-risked the business and exited liability coverage lines • Exited United Kingdom • Accelerated SCS / DTS growth, including acquisitions • Upgraded lease pricing model • $100M+ annual maintenance savings • Achieved ~80% of pricing initiatives in 2023 $191 $352 2018 2019 2020 2021 2022 20232018 2023 8% 13%

A Resilient, Diversified, and Higher-performing Business

FOCUS ON OPERATIONAL EXCELLENCE YIELDS SIGNIFICANT RESULTS

- Capitalize on secular trends → **Higher recurring revenue**
- Investment in growth → **Organic growth in all 3 segments and strategic M&A**
- Maintenance initiatives → **$100M+ of annual savings**
- Pricing discipline → **Lease returns less reliant on used vehicle proceeds**
- Operational efficiencies → **Improved operating leverage**
- Maintain disciplined capital allocation → **Increased ROE**

TOTAL REVENUE ($B)

Revenue growth across all three segments



$8.4
16%
29%
56%
7%
CAGR
$11.8
15%
41%
44%
2018
2023
FMS
SCS
DTS

COMPARABLE EPS

Execution on margin expansion initiatives and growth



$5.95
17%
CAGR
$12.95
2018
2023

More Resilient Model Set to Deliver Long-term Value

Note: Includes Non-GAAP Financial Measures, such as ROE and Comparable EPS.
Please see Appendix – Non-GAAP Financial Measures for the reconciliation to the GAAP Financial Measure.

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS

Ryder Ever better.

87

Raised Returns by Upgrading Lease Portfolio

STRATEGIC BENEFITS

- Mostly **long-term leases of 4 to 7 years**
- **De-risked pricing** through lower residual value estimates
- **Differentiated and segmented lease portfolio** by application
- **Consistently achieving targeted spread** (100-150 bps) over cost of capital
- **Improved asset mix** by growing in less volatile asset classes
- **Achievement of** multi-year **maintenance initiatives**

CHOICELEASE MARGIN



28%
2018[1]
2023

Execution on ChoiceLease margin expansion and growth initiatives

+19%	ChoiceLease Revenue
+3%	ChoiceLease Fleet

Current Performance and Market Conditions

Achieving outstanding operational and investment performance

Higher new vehicle prices continue to provide strong support for lease rates

Future technology change creating incremental leasing demand

Strengthened Portfolio Performance Supports ChoiceLease Capital Investment

[1] 2018 excludes results related to FMS U.K. business, which we exited in 2023.

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS

Ryder Ever better.

88

Reaffirming 2024 Outlook

	2024 FORECAST
Operating Revenue Growth	**~10%**
Comparable EPS	**$11.75 - $12.50**
ROE	**15.5% - 16.5%**
Free Cash Flow	**$(175) - $(275)M**

MARKET ASSUMPTIONS

- Muted macroeconomic growth
- Freight conditions expected to gradually improve in 2H24
- Secular trends continue to favor outsourcing
- Class 8 U.S. tractor production down 25%; continued OEM delivery delays for trucks
- Gains from used vehicles ***expected to be at normalized levels***
- Rental utilization ***expected to be below target range*** on smaller average fleet

2Q 2024 Outlook on Track; Confident in Full-year 2024 Outlook

Note: Includes Non-GAAP Financial Measures, such as Operating Revenue, Comparable EPS, ROE, and Free Cash Flow.
Please see Appendix – Non-GAAP Financial Measures for the reconciliation to the GAAP Financial Measure.

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS

Ryder Ever better.

89

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS Downside Risk Low as We Approach Expected End of Freight Recession 90 1 Illustrative for Truck and Tractor (U.S. only) fleets. Depicts Ryder's sales prices as a percent of original cost indexed to the value in 1999 to show the percent change in value each year. Excludes vehicles operated in excessively high mileage applications and sales prices adjusted to a consistent age at sale. Sales prices incorporate retail/wholesale mix at the respective time periods. Expect to Deliver Full Year UVS Gains in 2024 at Normalized Levels of $75M to $100M Historical Sales Price as % of Original Cost and Current Residual Value Estimates TRUCK RESIDUAL INDEX1 TRACTOR RESIDUAL INDEX1 ACCOUNTING RESIDUALS • Previously lowered by ~30% to address used vehicle volatility risk and incorporated a tractor downturn into estimates USED VEHICLE GAINS • Pricing expected to trough in middle of 2024 with gradual recovery in 2H’24 • Expect elevated vehicle proceeds beginning in 2026 and into 2027 from upcoming technology changes 25 45 65 85 105 125 145 165 185 1999 2001 2004 2006 2009 2011 2014 2016 2019 2021 2024 Residual Estimate for Accounting 25 45 65 85 105 125 145 165 185 1999 2001 2004 2006 2009 2011 2014 2016 2019 2021 2024 Residual Estimate for Accounting

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS -5% 0% 5% 10% 15% 20% 25% 30% CLEAR PATH TO ACHIEVE HIGHER RETURNS • New multi-year maintenance cost- savings initiative • Incremental benefits from enhanced pricing of new and renewed leases • Profitable contractual growth – lease, dedicated, and supply chain • Realization of acquisition synergies and improved operating efficiency • Asset management playbook Raising ROE Target to Low 20s Over Freight Cycle Structural Changes Are Driving Higher Highs and Higher Lows Note: Includes Non-GAAP Financial Measures, such as ROE. Please see Appendix – Non-GAAP Financial Measures for the reconciliation to the GAAP Financial Measure. Note: Record 2022 ROE reflects outsized gains from used vehicle sales and rental performance. 91 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024F ROE Target Over Cycle NEW TARGET Low Twenties PRE-TRANSFORMATION Mid Teens PRIOR TARGET High Teens Future

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS Strong Visibility to Higher Returns 92 Ongoing Execution of Strategy Lifting Returns Profile +300bps ROE ROE Prior Target Over the Cycle High Teens New Target Over the Cycle FMS New maintenance initiative, lease pricing, growth SCS / DTS e-Comm and RLM optimization, acquisition synergies, flex operating structure, growth Low Twenties +300 bps ROE Note: Includes Non-GAAP Financial Measures, such as ROE. Please see Appendix – Non-GAAP Financial Measures for the reconciliation to the GAAP Financial Measure.

Favorably Positioned for Cycle Upturn

	UPTURN CONDITIONS	KEY OPPORTUNITIES
FMS	Improved freight market	• Grow rental fleet to capitalize on increased demand • UVS gains above normalized levels
	Pre-buy activity ahead of 2027 EPA engine technology change	• Higher ChoiceLease sales • Higher UVS proceeds (2026+)
DTS	Tightening of driver market	• Additional sales opportunities
SCS	Recovery of Omnichannel retail	• Leverage expanded footprint

$200M+

EXPECTED ANNUAL BENEFIT BY PEAK

Execution through Cycle Upturn Expected to Add Significant Incremental Benefits at Next Cycle Peak

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS
Ryder Ever better.
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Earnings Power Expected to Create Capacity to Grow Further

2024F-2026F
CAPITAL DEPLOYMENT CAPACITY[1]



$13B - $14B
Cash from Operations
$7.5B – $8.5B
UVS Proceeds
~$2.0B
Incremental Debt Capacity
~$3.5B
Replacement CapEx
~$8.8B
Dividends ~$0.4B
Cumulative Deployable Cash
$3.8B – $4.8B
Sources
Uses

Invest in Growth

- **Invest in our business at attractive returns** – lease and rental fleet growth
  - Cost discipline and sustained lease pricing expected to increase cash generation
- Ample capacity for **value-added M&A**

Return Capital to Shareholders

- **Dividend growth** aligned to earnings growth
- **Remain opportunistic** as a means to return capital to shareholders

Higher Returns and Strong Balance Sheet Provides Flexibility and Ample Investment Capacity

[1] Debt capacity based on 2.75x leverage.

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS
Ryder Ever better.
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RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS Strong Fundamentals Against Peers 16% 3% 3% EBT 5-year CAGR1 20% 11% 14% ROE1 9.7x 15.6x 20.8x NTM P/E Ryder S&P 400 TransportationS&P 400 Value Note: 5-year defined as 2018-2023. ROE and NTM P/E as of 12/31/2023. Peer data represents median values for S&P 400 Value and S&P 400 Transportation indices. Metrics presented as defined by CapIQ unless otherwise noted and may differ from company-reported amounts. 1 2023 CapIQ data for Ryder adjusted to exclude the impact from the cumulative currency translation charge associated with the exit of the UK ($188M EBT). 95 7% 6% 5% Revenue 5-year CAGR 23% 13% 20% TSR 5-year Average Annualized All data based on information sourced from CapIQ

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS Financial Key Takeaways 96 Above-market returns delivered to shareholders reflecting strategy execution Outperformance expected to accelerate based on enhanced quality of contractual portfolio and benefits from cycle upturn Increasing long-term ROE target 01 02 03 Robust balance sheet capacity to invest in growth and return capital to shareholders 04 Note: Includes Non-GAAP Financial Measures, such as ROE. Please see Appendix – Non-GAAP Financial Measures for the reconciliation to the GAAP Financial Measure.

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS Ryder Next Horizon: Invest with Us ROBERT SANCHEZ Chairman & Chief Executive Officer 97

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS Why Invest in Ryder Targets defined as: High Teens - 17% to 19%, Low Twenties - 20% to 22%, LDD - 10% to 12%, Low Teens - 13% to 14%. HSD: High-Single-Digit. MSD: Mid-Single-Digit. LDD: Low-Double-Digit. Note: Includes Non-GAAP Financial Measures, such as ROE, Operating Revenue, and EBT % of Operating Revenue. Please see Appendix – Non-GAAP Financial Measures for the reconciliation to the GAAP Financial Measure. Industry leader driving outperformance through the cycle with complementary portfolio addressing customers' needs 01 Achieved significant transformative milestones reflecting execution of balanced growth strategy 02 Next phase of strategy focused on accelerating profitable growth supported by operational excellence and customer-centric innovation 03 Transformed business model and strategic initiatives support increased long-term Adjusted ROE (ROE) target 04 ROE Low Twenties Operating Revenue Growth Total Ryder HSD Fleet Management MSD Supply Chain LDD Dedicated HSD EBT as % of Operating Revenue Fleet Management Low Teens Supply Chain HSD Dedicated HSD Leverage (Debt-to-equity) 2.5x – 3.0x NEW TARGETS 98

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS Q&A Session 99

Solutions Showcase

Expanded SCS Capabilities
Darin Cooprider
SVP, Consumer Packaged Goods

Warehouse Automation & Technology
Gary Allen
VP, Supply Chain Excellence

Nearshoring
Ricardo Alvarez
VP & Managing Director – Ryder Mexico
Tom Regan
SVP, Automotive, Aerospace, & Industrial

RyderShare™
E.J. Smith
Group Director

FMS Technology: RyderGyde™ & RyderElectric+™
Jason Leon
VP, Chief Technology & Product Officer

Baton, A Ryder Technology Lab
Andrew Berberick
VP, Chief Product & Technology Officer
Nate Robert
VP, Chief Product & Technology Officer

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS
Ryder Ever better.
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RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS Appendix 101

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS Non-GAAP Reconciliations 102

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS Comparable EPS Reconciliation 103 Full Year 2018 Full Year 2022 Full Year 2023 Full Year 2024 Forecast EPS from continuing operations (GAAP) $5.43 $16.96 $8.73 $10.95 – $11.70 Non-operating pension costs, net 0.09 0.14 0.68 0.74 Restructuring and other, net 0.08 – – – FMS U.K. exit – (1.61) (0.40) – Currency translation adjustment loss – – 3.93 – ERP implementation costs 0.01 – – – Goodwill Impairment 0.29 – – – Other, net – (0.02) 0.01 0.05 Tax adjustments, net 0.05 0.90 – – Comparable EPS from continuing operations (non-GAAP) $5.95 $16.37 $12.95 $11.75 – $12.50

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS Adj. ROE Reconciliation1 1 Includes income taxes on other items impacting comparability. 2 Represents the impact of other items impacting comparability, net of tax, to equity for the respective period. 3 Non-GAAP elements of this calculation have been reconciled to the corresponding GAAP measures. A numerical reconciliation of net earnings to adjusted net earnings and average shareholders' equity to adjusted average total equity is provided on this slide. 104 ($M) 2013 2014 2015 2016 2017 2018 Net earnings $238 $218 $305 $263 $720 $285 Other items impacting comparability — 115 18 13 24 22 Tax impact1 (2) (44) (7) (5) (535) 2 Adjusted net earnings $236 $289 $315 $271 $209 $308 Average total shareholders’ equity $1,594 $1,926 $1,895 $2,053 $1,984 $2,493 Average adjustments to shareholders’ equity2 (2) 8 11 2 (99) (78) Adjusted average total equity $1,592 $1,934 $1,906 $2,055 $1,885 $2,415 Adjusted ROE3 15% 15% 17% 13% 11% 13%

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS ($M) 2019 2020 2021 2022 2023 2024 Forecast Net earnings $(24) $(122) $519 $867 $406 $495 Other items impacting comparability 38 90 (10) (83) 157 5 Tax impact1 (6) 3 7 46 8 (5) Adjusted net earnings $8 $(29) $516 $830 $571 $495 Average total shareholders’ equity $2,533 $2,257 $2,453 $2,845 $3,041 $3,100 Average adjustments to shareholders’ equity2 (15) 60 14 (12) (19) – Adjusted average total equity $2,548 $2,317 $2,467 $2,833 $3,022 $3,100 Adjusted ROE3 – % (1)% 21% 29% 19% 16 % Adj. ROE Reconciliation1 (Cont’d) 1 Includes income taxes on other items impacting comparability. 2 Represents the impact of other items impacting comparability, net of tax, to equity for the respective period. 3 Non-GAAP elements of this calculation have been reconciled to the corresponding GAAP measures. A numerical reconciliation of net earnings to adjusted net earnings and average shareholders' equity to adjusted average total equity is provided on this slide. 105

Supply Chain Solutions (SCS)

FULL YEAR ($M)

Revenue	2023
Omnichannel retail	$1,207
Automotive	1,061
Consumer packaged goods	926
Industrial and other	431
SCS Operating Revenue[1]	3,625
Subcontracted Transportation and Fuel	1,250
SCS Total Revenue	$4,875
Earnings Before Tax (EBT)	
SCS Earnings Before Tax	$231
SCS EBT as a % of SCS Total Revenue	4.7 %
SCS EBT as a % of SCS Operating Revenue[1]	6.4 %

Note: Amounts may not be additive due to rounding. [1] Non-GAAP financial measure.

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS

Ryder Ever better.

106

Dedicated Transportation Solutions (DTS)

FULL YEAR ($M)

Revenue	2023
DTS Operating Revenue[1]	$1,298
Subcontracted Transportation and Fuel	487
DTS Total Revenue	$1,785
Earnings Before Tax (EBT)	
SCS Earnings Before Tax	$121
SCS EBT as a % of SCS Total Revenue	6.8 %
SCS EBT as a % of SCS Operating Revenue[1]	9.3 %

Note: Amounts may not be additive due to rounding. [1] Non-GAAP financial measure.

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS

Ryder Ever better.

107

Comparable Segment EBITDA

FOURTH QUARTER ($M)

2023 YTD	SCS	DTS
Earnings before income tax	$231	$121
Interest expense / (income)	8	(3)
Depreciation[1]	136	3
Used vehicle sales, net[1]	—	—
Comparable Segment EBITDA[2]	$375	$121

Note: Amounts may not be additive due to rounding. Segment EBITDA excludes eliminations, unallocated CSS, intangible amortization expense, non-operating pension costs, net and certain other. [1] Excludes the impact of depreciation and gains on vehicles sold allocated to SCS and DTS. [2] Non-GAAP financial measure. A reconciliation of GAAP net earnings to comparable EBITDA for each business segment (FMS, SCS and DTS) is set forth in this table.

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS

Ryder Ever better.

108

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS Fleet Management Solutions (FMS) NM: Not Meaningful. Note: Amounts may not be additive due to rounding. 1 Non-GAAP financial measure. 2 Includes intercompany fuel sales from FMS to SCS and DTS. 3 2018 not restated for amortization. Revenue 2023 2018 ChoiceLease $3,181 $2,832 Commercial Rental 1,178 961 SelectCare and other 694 590 FMS Europe — — FMS Operating Revenue1 5,053 4,383 Fuel Services Revenue2 877 876 FMS Total Revenue $5,930 $5,259 Earnings Before Tax (EBT)3 FMS Earnings Before Tax $665 $340 FMS EBT as a % of FMS Total Revenue 11.2% 6.5 % FMS EBT as a % of FMS Operating Revenue1 13.2% 7.8% 109 F U L L Y E A R ( $ M )

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS Operating Revenue Growth Note: Amounts may not be additive due to rounding. 1 Non-GAAP financial measure. 110 2 0 2 4 O P E R A T I N G R E V E N U E G R O W T H R E C O N C I L I A T I O N ($M) 2024 Forecast 2023 Change Total Revenue $13,000 $11,783 10% Subcontracted Transportation and Fuel (2,600) (2,286) 14% Operating Revenue1 $10,400 $9,497 10% ($M) 2023 2022 Change Total Revenue $11,783 $12,011 (2) % Subcontracted Transportation and Fuel (2,286) (2,731) (16) % Operating Revenue1 $9,497 $9,280 2% 2 0 2 3 O P E R A T I N G R E V E N U E G R O W T H R E C O N C I L I A T I O N

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS Cash Flow Reconciliation Note: Amounts may not be additive due to rounding. 1 Included in cash flows from investing activities. 2 Non-GAAP financial measure. 3 We calculate free cash flow as the sum of net cash provided by operating activities, net cash provided by the sale of revenue earning equipment and operating property and equipment, and other cash inflows from investing activities, less purchases of property and revenue earning equipment. 111 ($M) 2023 2024 Forecast Net Cash Provided by Operating Activities from Continuing Operations $2,353 $2,400 Proceeds from Sales (Primarily Revenue Earning Equipment)1 827 600 Other, net1 – – Total Cash Generated2 3,180 3,000 Purchases of Property and Revenue Earning Equipment1 (3,234) (3,225) Free Cash Flow2,3 $(54) $(225)

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS Speaker Bios 112

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS Robert Sanchez Chairman & CEO Robert E. Sanchez is chairman and chief executive officer of Ryder System, Inc. (NYSE: R), a leading supply chain, dedicated transportation, and commercial fleet management solutions company. He was named CEO in January 2013 and chairman of the board in May 2013. Over the course of more than 30 years at Ryder, Mr. Sanchez has held many senior executive leadership positions including president and chief operating officer (COO), chief financial officer (CFO), president of Fleet Management Solutions (FMS), chief information officer (CIO), SVP of transportation management within Supply Chain Solutions (SCS), and VP of asset management. He has been a member of the company’s executive leadership team since 2003. In his earlier roles, Mr. Sanchez played a key part in implementing the strategy to centralize Ryder’s asset management function and improve its cost management which drove an improvement in the return on capital and earnings of the company. As CEO, he has led the development and execution of Ryder’s growth strategy focused on the large segment of businesses that do not yet outsource their fleet management and supply chain functions. Before joining Ryder, Mr. Sanchez held engineering positions at Pratt & Whitney Aircraft and Florida Power & Light. Mr. Sanchez is on the Board of Directors of Texas Instruments. He also serves on the Board of Directors of the United Way Miami (immediate past chairman of the board), Foundation for Human Rights in Cuba, and Association of Cuban American Engineers (ACAE). He is also a member of the Board of Trustees of the University of Miami and St. Thomas University. Mr. Sanchez earned his MBA from The Wharton School at the University of Pennsylvania with a concentration in Finance and Strategic Management and a Bachelor of Science degree in Electrical Engineering from the University of Miami. 113

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS Karen Jones is executive vice president, chief marketing officer (CMO), and head of new product development for Ryder System, Inc., a leading supply chain, dedicated transportation, and commercial fleet management solutions company, and a member of Ryder’s executive leadership team. As CMO, she is responsible for integrating the management of all marketing and brand-related activities across Ryder to drive growth and enhance brand value. Responsible for driving growth and ever-better customer experiences, Ms. Jones also leads new product innovation with a focus on technologies tackling supply chain disruptions driven by accelerating demand for next-generation vehicles, e-commerce fulfillment, commercial asset sharing, and digital technologies. She also heads up Ryder’s $50 million corporate venture capital fund RyderVentures, which invests in and partners with start- up companies to help speed to market emerging supply chain and transportation technologies. Prior to joining Ryder, Ms. Jones was CMO for NRG/Reliant Energy, Inc., where she was responsible for launching the company’s new corporate brand in 2010. Prior to that, she served as senior vice president of marketing and corporate communications for DHL Express in the United States. Her marketing efforts at DHL resulted in the largest awareness increases in the company’s history and within the logistics category, which were considered a major contributor to the advancement of DHL’s recognition in the “Top 100 Most Valuable Brands” by BrandZ. Prior to DHL, Ms. Jones served in positions responsible for worldwide brand advertising, sponsorship, strategic alliances, and product marketing for Hewlett Packard and Compaq Computer Corporation. Ms. Jones’ achievements have earned her multiple awards and recognitions during her career including being named a recipient of Supply & Demand Chain Executive’s “Women in Supply Chain” award in 2022 honoring female supply chain leaders whose accomplishments, mentorship, and examples set a foundation for women in all levels of a company’s supply chain network. Ms. Jones serves on the executive board of trustees for Ultimate Medical Academy (UMA) and the Boothbay Harbor Memorial Library Foundation. Ms. Jones holds a B.A. in Journalism from the University of Houston. Karen Jones EVP, CMO, & Head of New Product Development 114

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS Steve Sensing is president of Supply Chain Solutions (SCS) and Dedicated Transportation Solutions (DTS) at Ryder System, Inc., a leading supply chain, dedicated transportation, and fleet management solutions company. In this role, Mr. Sensing is responsible for the management, operations, sales, and financial performance of Ryder’s SCS and DTS businesses leading a network of drivers, vehicles, distribution, transportation, e-commerce, and warehouse operations, as well as a shared network of e-fulfillment and “big and bulky” last mile locations dedicated to specific customers. He is a member of Ryder’s executive leadership team. Previously, Mr. Sensing served as the vice president and general manager of the Technology and Healthcare industry groups for Ryder SCS. He worked with customers in the electronics, telecommunications, medical, technology, and appliance manufacturing industries, and his responsibilities included strategic planning, developing new products and services, and leading tactical execution for global operations. With a Ryder career spanning more than 30 years, Mr. Sensing joined the company in 1992 as general manager leading the operations of Dedicated Contract Carriage solutions for regional accounts. He subsequently served in a variety of positions of increasing responsibility, including group manager for Ryder Dedicated; director of customer Logistics Distribution Management; and group director of operations for Ryder Integrated Supply Chain Solutions. His experience includes overseeing the network design and operation of Ryder solutions in dedicated transportation, transportation management, network optimization, distribution management, sales, operations, engineering, LEAN, and IT. Before joining Ryder, Mr. Sensing served as transportation manager for Trans Fleet Enterprises/Northern Telecom, where he was responsible for managing private fleet operations in the United States. Mr. Sensing earned his Bachelor of Science degree in Business Administration from the University of Tennessee in Knoxville, where he majored in Logistics and Transportation. He also completed the Executive Development Program at the University of Pennsylvania’s Wharton School in 2013, and a strategic innovation session at Vanderbilt University’s Owen Graduate School of Management. Mr. Sensing is a member of the advisory board for the Global Supply Chain Institute at the University of Tennessee’s Haslam College of Business. Steve Sensing President, SCS & DTS 115

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS Steve W. Martin is executive vice president of Dedicated Transportation Solutions (DTS) for Ryder System, Inc., a leading supply chain, dedicated transportation, and fleet management solutions company. In this role, Mr. Martin is responsible for the strategic direction, customer satisfaction, growth, and business results of Ryder’s DTS business segment, which is a network of drivers, vehicles, and operations all dedicated to specific customers. Mr. Martin also heads up Ryder’s managed transportation and freight brokerage services. He is a member of Ryder’s executive leadership team. Most recently, Mr. Martin served as senior vice president of the DTS business unit. Prior to this role, he was vice president and general manager of the Automotive, Aerospace & Industrials segment within Ryder’s Supply Chain Solutions (SCS) business where he led teams providing supply chain management for original equipment manufacturers, their supplier and distribution base, as well as a broad range of manufacturing companies. Mr. Martin joined Ryder in 1988 as operations supervisor, supporting the Automotive industry group, and later advanced through the organization to positions of increasing responsibility, both domestically and abroad, leading engineering, quality assurance, and functional teams to support Ryder’s customers in the SCS and DTS business segments. Mr. Martin earned a Bachelor of Science degree in Transportation & Logistics from the University of Tennessee in Knoxville. He completed an executive leadership program at The Wharton School of the University of Pennsylvania and an executive education series on Negotiations & Decision-Making at Harvard Business School. Mr. Martin is an active member of the American Trucking Association (ATA), the largest national trade association for the trucking industry. Steve Martin EVP, DTS 116

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS Tom Havens is president of Fleet Management Solutions (FMS) for Ryder System, Inc., a leading supply chain, dedicated transportation, and fleet management solutions company. In this role, Mr. Havens leads all areas of business operations for the company's FMS business providing full-service leasing, contract maintenance, as well as commercial rental of trucks, tractors, and trailers to customers of all sizes and industries. Mr. Havens is a member of Ryder’s executive leadership team. A more than 30-year veteran of Ryder, prior to his current role, Mr. Havens was senior vice president and global chief of operations for the FMS business unit, a role he held for nearly nine years. Previously, Mr. Havens served as vice president and general manager for FMS in Canada, where he was responsible for developing the country strategy, providing leadership direction for operations, sales, rental and asset management, and financial planning and forecasting. Mr. Havens joined Ryder in 1993 as a rental representative in San Diego. Throughout his tenure with Ryder, he has held a variety of positions of increasing responsibility and various functions, including a rental manager for many locations, asset manager for the west region, general manager for San Francisco, vice president of asset management and vehicle sales, as well as head of operations for Ryder’s west region. He earned his MBA in International Business from San Diego State University and a Bachelor of Arts degree in Economics from the University of Rochester. Tom Havens President, FMS 117

RYDER 2024 INVESTOR DAY // SUPPLY CHAIN | DEDICATED TRANSPORTATION | FLEET MANAGEMENT SOLUTIONS John Diez is executive vice president and chief financial officer (CFO) for Ryder System, Inc., a leading supply chain, dedicated transportation, and fleet management solutions company. He is responsible for Ryder’s financial management functions, including finance and accounting, treasury, tax, audit, corporate strategy, and investor relations. He is a member of Ryder’s executive leadership team. Most recently, Mr. Diez served as president of Ryder’s Fleet Management Solutions (FMS) business unit. He led all areas of global fleet operations, which included providing full-service leasing, contract maintenance, as well as commercial rental of trucks, tractors, and trailers to customers across a variety of industries. Prior to this role, Mr. Diez was president of Ryder’s Dedicated Transportation Solutions (DTS) business unit where he was responsible for setting the strategic direction of DTS, which combines vehicles, drivers, and administrative services with drivers and additional value-added services, all dedicated to a specific customer. Mr. Diez joined the company in 2002 and has held various senior leadership operating and finance roles at Ryder. Before joining Ryder, Mr. Diez started his career in the audit practice of KPMG LLP. Mr. Diez is a member of the Board of Directors for Trinity Industries, Inc. (NYSE: TRN). He also serves on the Board of Directors of the U.S. Chamber of Commerce, Jackson Health Foundation, and United Way Miami. A licensed Certified Public Accountant (CPA), Mr. Diez earned both his Bachelor of Science and Master of Science in Accounting from Florida International University. John Diez EVP & CFO 118